Note 2. International Resource Partners Acquisition	6 Months Ended
Jun. 30, 2011
Significant Acquisitions and Disposals, Description
(2)	International Resource Partners Acquisition

On April 18, 2011, the Company completed the acquisition of International Resource Partners LP and its subsidiary companies (collectively IRP) for $516.0 million in an all-cash transaction (the IRP Acquisition).  The base purchase price of $475.0 million was increased by the cash acquired and any working capital (as defined in the agreement) that exceeded $18.5 million.  IRP did not have any debt at the time of the closing of the IRP Acquisition.   The IRP Acquisition will be treated as a purchase of assets for tax purposes.

Prior to the acquisition, IRP was a privately held fully integrated coal company focused on producing and marketing high quality metallurgical and steam coal in Central Appalachia. IRP produced and sold various grades of metallurgical and steam coal from underground and surface mining operations in southern West Virginia and eastern Kentucky. IRP’s customer base consisted of domestic steel and coke producers, international steel producers and domestic electric utilities. At the acquisition date, IRP operated nine mines, including five underground mines and four surface mines.

For the year ended December 31, 2010, IRP had revenues of $490.3 million and income before taxes at the partnership level of $51.3 million. IRP’s coal reserves and resources are located in West Virginia and Kentucky. As of the date of the IRP Acquisition, IRP controlled approximately 136 million tons of coal reserves and resources, consisting of approximately 61 million tons of metallurgical coal and an estimated 75 million tons of steam coal.  The coal reserves and resources acquired from IRP include 85.5 million of proven and probable reserves.  IRP leases a substantial portion of its coal reserves and resources from various third-party landowners.

The purchase price was allocated to the assets acquired and liabilities assumed based on estimated fair values of the assets acquired and liabilities assumed.  The purchase price allocation (net of cash acquired) was as follows (in thousands):

Trade and other accounts receivable	$116,630
Inventories	17,373
Other current assets	2,830
Property, Plant and Equipment	487,359
Other Noncurrent Assets	14,352
Total assets	638,544

Accounts payable, principally trade	56,402
Other current liabilities	8,619
Asset retirement obligations	50,858
Other noncurrent liabilities	6,703
Total liabilities	122,582
Net assets acquired, excluding cash	$515,962

The fair value of the assets and liabilities acquired including property, plant and equipment (including mineral rights) and identifiable intangible assets are preliminary pending completion of the final valuations of those assets and liabilities.

The following unaudited pro forma information has been prepared for illustrative purposes only.  The pro forma information assumes the IRP Acquisition and the financing transactions that were completed to affect the IRP Acquisition occurred on January 1, 2010.  The financing transactions include the issuance of the 2019 Senior Notes, the redemption of the 2012 Senior Notes, the issuance of the 2018 Convertible Notes and the amendments to the Revolving Credit Agreement (all as described in Note 4), as well as the equity issuance described in Note 5.  The unaudited pro forma results have been prepared based on estimates and assumptions that we believe are reasonable; however, they are not necessarily indicative of the consolidated results of operations had the IRP Acquisition and the related financing transaction occurred at the beginning of each of the periods presented or of future results of operations.

	Three months ended
	June 30, 2011	June 30, 2010
	(in thousands)
Total revenues
As reported	$352,037	183,045
Pro forma	406,681	333,468

Net income
As reported	789	19,850
Pro forma	11,678	30,671

	Six months ended
	June 30, 2011	June 30, 2010
	(in thousands)
Total revenues
As reported	$516,619	367,646
Pro forma	740,799	630,796

Net income (loss)
As reported	(6,815)	43,095
Pro forma	13,411	57,295

For the three and six months ended June 30, 2011, costs of $3.9 million and $8.5 million, respectively, were incurred related to the IRP Acquisition.  The acquisition costs include $3.8 million of commitment fees associated with $375.0 million of committed bridge financing (Bridge Commitment) that the Company secured to provide adequate liquidity to complete the IRP Acquisition in the event alternative financing could not be raised.  The Bridge Commitment expired, without any amounts being drawn, upon closing of the 2019 Senior Notes, the 2018 Convertible Senior Notes and the equity offerings (notes 4 and 5).

The amount of revenues and earnings attributable to IRP in the statements of operations for the three and six months ended June 30, 2011 are not readily determinable, due to the consolidation of IRP’s operations into the Company’s existing operations, fulfillment of historical sales contracts between operations and various intercompany transactions.